UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report: October 14, 2004

Date of Earliest Event Reported: October 11, 2004

Commission file number 1-6450

GREAT LAKES CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	95-1765035
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

9025 NORTH RIVER ROAD, SUITE 400

INDIANAPOLIS, INDIANA   46240

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code 317-715-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 11, 2004, Great Lakes Chemical Corporation issued a press release announcing that it has changed its financial reporting segments effective September 30, 2004 to reflect the way the company is organized following the sale of its toxicological services business, WIL Research Laboratories.

A copy of the press release, including revised segment results by quarter and full year for the years 2003, 2002 and 2001, respectively, is included as Exhibit 99(i) under Item 9.01.  Revised results for the first half of 2004 are also included.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99(i)	Press release dated October 11, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	October 14, 2004	By:	/s/	William L. Sherwood
William L. Sherwood
Vice President and
Corporate Controller